SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

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Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-12

CITIZENSSELECT FUNDS

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______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CitizensSelect Funds
200 Park Avenue

New York, New York 10166

Dear Shareholder:

     CitizensSelect Funds will hold a special shareholder meeting on August 8, 2013 for the election of Board members. Fund shareholders will be asked to elect three additional Board members and elect one other Board member who previously has been appointed by the fund’s Board and serves as a current Board member, but whose election has not been proposed to shareholders until now. The enclosed proxy statement describes the Board member nominees’ qualifications and experience as Board members of other mutual funds. Please take the time to read the enclosed materials.

     Remember, your vote is extremely important, no matter how large or small your fund holdings. By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

  By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

  By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

  By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

  In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

     We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the fund money because they would not have to pay for return-mail postage. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting. Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.

     Your vote is very important to us. If you have any questions before you vote, please call your Citizens Representative or 1-800-242-2224. Thank you for your response and for your continued investment with the Fund.

CITIZENSSELECT FUNDS

Notice of a Special Meeting of Shareholders
To Be Held on August 8, 2013

To the Shareholders:

     A Special Meeting of Shareholders of CitizensSelect Funds (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, August 8, 2013 at 3:00 p.m. for the following purposes:

1.	To elect Board members to hold office until their successors are duly elected and qualified.
2.	To transact such other business as may properly come before the meeting and any adjournments thereof.

     Shareholders of record at the close of business on June 7, 2013 will be entitled to receive notice of and to vote at the meeting.

WE NEED YOUR PROXY VOTE.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT,
BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL
HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF
LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE
FUND, AT SHAREHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT
VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR
VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE
MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD
OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER
SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

CITIZENSSELECT FUNDS

PROXY STATEMENT

Special Meeting of Shareholders
to be held on August 8, 2013

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of CitizensSelect Funds (the “Fund”) to be used at the Special Meeting of Shareholders (the “Meeting”) of the Fund to be held on August 8, 2013 at 3:00 p.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     The Fund is a “series” investment company comprised of CitizensSelect Prime Money Market Fund (“CSPMMF”) and CitizensSelect Treasury Money Market Fund (“CSTMMF”), each of which may be referred to as a Fund, as applicable, in this Proxy Statement. Fund shares are sold exclusively to affiliates of Citizens Financial Group, Inc. (collectively, “Citizens”) and certain other institutions, acting for themselves, or in a fiduciary, advisory, agency, brokerage, custodial or similar capacity. Dreyfus serves as the Fund’s investment adviser.

     Shareholders of record at the close of business on June 7, 2013 are entitled to receive notice of and to vote at the Meeting. Fund shareholders will vote as a single class (which includes both series of the Fund) on the election of Board members. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy, by calling the toll-free telephone number, through the Internet or by letter directed to the Fund, which must indicate the shareholder’s name and account number. To be effective, such revocation must be received before the Meeting. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     The approximate mailing date of this Proxy Statement and the accompanying proxy card is June 24, 2013. Information as to the number of shares outstanding and share ownership for the Fund is set forth on Schedule 1 to this Proxy Statement.

     The principal executive offices of the Fund are located at 200 Park Avenue, New York, New York 10166. Copies of the Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556, or by calling toll-free 1-800-346-3621.

IMPORTANT NOTICE REGARDING INTERNET

AVAILABILITY OF PROXY MATERIALS

THIS PROXY STATEMENT AND COPIES OF THE FUND’S MOST RECENT

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS ARE AVAILABLE AT

HTTP://PUBLIC.DREYFUS.COM/PROXY/MATERIALS.HTML

PROPOSAL: ELECTION OF BOARD MEMBERS

     The Nominees. It is proposed that Fund shareholders consider the election of the individuals listed below (the “Nominees”) as Board members of the Fund. The Nominees were selected and nominated by those members of the present Board who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (“Independent Board members”). Gordon J. Davis, Nathan Leventhal and Benaree Pratt Wiley currently serve as Board members of several funds in The Dreyfus Family of Funds. Whitney I. Gerard currently serves as a Board member of the Fund; he was elected by the Board members of the Fund, but his election has not been proposed to Fund shareholders until now. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member of the Fund if elected.

     The persons named as proxies on the enclosed proxy card will vote for the election of the Nominees unless authority to vote for any or all of the Nominees is withheld in the proxy. Each Nominee elected will serve as an Independent Board member of the Fund until his or her successor is duly elected and qualified. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but, if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Independent Board members may recommend.

     Board’s Oversight Role in Management. The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily Dreyfus, the Fund’s investment adviser, and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board, acting between Board meetings, regularly interacts with and receives reports from senior personnel of Dreyfus and its affiliates, service providers, including Dreyfus’ Chief Investment Officer (or a senior representative of his office), the Fund’s and Dreyfus’ Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of all Board members) meets during its regularly scheduled and special meetings, and between meetings the Audit Committee chair is available to the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. As warranted, the Board also receives informational reports from the Board’s independent legal counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, Dreyfus and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the Fund, and the Board’s risk management oversight is subject to inherent limitations.

     Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of the Fund’s Board members be Independent Board members and as such not affiliated with Dreyfus. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members. Currently, all of the Fund’s Board members, including the Chairman of the Board, are Independent Board members. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Dreyfus, is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) services that Dreyfus and its affiliates provide to the Fund and the potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of Dreyfus or its affiliates; and (iii) the Board’s oversight role in management of the Fund.

     Information About the Experience, Qualifications, Attributes or Skills of Each Board Member and Nominee. The following table presents information about the current Board members and Nominees, including their principal occupations and other public company board memberships and, for current Board members, when they became a Board member of the Fund. The address of each Board member and Nominee is c/o The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166. Information about each Board member’s and Nominee’s ownership of shares of the Fund and other relevant information, including information about the Fund’s officers, is set forth on Exhibit A to this Proxy Statement.

Name (Age) of Board Member or
Nominee	Principal Occupation	Other Public Company Board
Position with Fund (Since)	During Past 5 Years	Memberships During Past 5 Years

Nominees and Board
Members if Elected

Gordon J. Davis (72)	Partner in the law firm of Venable LLP	Consolidated Edison, Inc., a utility
	(2012 - present)	company, Director (1997 - present)
	Partner in the law firm of Dewey &	Phoenix Companies, Inc., a life
	LeBoeuf LLP (1994 - 2012)	insurance company, Director
(2000 - present)
Board member of 28 funds in The
Dreyfus Family of Funds (47
portfolios)

Nathan Leventhal (70)	Chairman of the Avery Fisher Artist	Movado Group, Inc., Director
	Program (1997 - present)	(2003 - present)
	Commissioner, NYC Planning	Board member of 26 funds in The
	Commission (2007 - 2011)	Dreyfus Family of Funds (37
portfolios)

Benaree Pratt Wiley (67)	Principal, The Wiley Group, a	CBIZ (formerly, Century Business
	firm specializing in strategy and	Services, Inc.), a provider of
	business development	outsourcing functions for small and
	(2005 - present)	medium size companies, Director
(2008 - present)
Board member of 33 funds in The
Dreyfus Family of Funds (47
portfolios)

Name (Age) of Board Member or
Nominee	Principal Occupation	Other Public Company Board
Position with Fund (Since)	During Past 5 Years	Memberships During Past 5 Years

Nominee and Current
Board Member

Whitney I. Gerard (78)	Partner of Chadbourne & Parke LLP	Board member of 16 funds in The
Board Member (2007)		Dreyfus Family of Funds (25
portfolios)

Current Board Members

Joseph S. DiMartino (69)	Corporate Director and Trustee	CBIZ (formerly, Century Business
Chairman of the Board (2002)		Services, Inc.), a provider of
outsourcing functions for small and
medium size companies, Director
(1997 - present)
The Newark Group, a provider of a
national market of paper recovery
facilities, paperboard mills and
paperboard converting plants,
Director (2000 - 2010)
Sunair Services Corporation, a provider
of certain outdoor-related services to
homes and businesses, Director
(2005 - 2009)
Board member of 69 funds in The
Dreyfus Family of Funds (139
portfolios)

Clifford L. Alexander, Jr. (79)	President of Alexander & Associates,	Board member of 27 funds in The
Board Member (2002)	Inc., a management consulting firm	Dreyfus Family of Funds (39
	(1981 - present)	portfolios)

     Each Nominee and Board member has been a Dreyfus Family of Funds Board member for over fifteen years. Additional information about each Nominee and Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee or Board member possesses which the Board believes have prepared them to be effective Board members. The Board believes that the significance of each Board member’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Board member, or particular factor, being indicative of Board effectiveness. However, the Board believes that

Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members and Nominees satisfy this standard. Experience relevant to having this ability may be achieved through a Board member’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees. To assist them in evaluating matters under federal and state law, the Board members are counseled by their independent legal counsel, who participates in Board meetings and interacts with Dreyfus; counsel to the Fund and the Board has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

  Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in The Dreyfus Family of Funds for over 15 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation (“BNY Mellon”) in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

  Clifford L. Alexander – Mr. Alexander is the President of Alexander & Associates, Inc., a management consulting firm. Prior to forming Alexander & Associates, Inc., Mr. Alexander served as chairman of the U.S. Equal Employment Opportunity Commission from 1967 to 1969 and as Secretary of the Army from 1977 through 1981 and before that was a partner in the law firm of Verner, Liipfert, Bernhard, McPherson, and Alexander. Mr.
  Alexander has been a Director of Mutual of America Life Insurance Company since 1989.

  Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission and as Commissioner of Parks and Recreation for the City of New York. Mr.
  Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes). He currently serves as a Director of The Phoenix Companies, Inc., a life insurance company.

  Whitney I. Gerard – Mr. Gerard is a partner in the law firm of Chadbourne & Parke LLP, where his practice focuses on the representation and counseling of international companies and individuals doing business and/or engaged in litigation in the United States.

  Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. In addition, Mr. Leventhal previously served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch, and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr.
  Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. In the not-for-profit sector, Mr. Leventhal served for 17 years as President of Lincoln Center for the Performing Arts, where he is now President Emeritus and Chairman of the Avery Fisher Artist Program.

  Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms.
  Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts and is chair of the advisory board of PepsiCo African-American, and she has served on the boards of several public companies and charitable organizations.

     Evaluation of Potential Nominees/Diversity. In addition to the general experience, qualifications, attributes or skills described above, the Fund’s Nominating Committee (see “Fund Board Committees” below) may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. The Fund’s Nominating Committee Charter contains certain other factors considered by the Committee in identifying and evaluating potential nominees (including any nominees recommended by shareholders as provided in the Nominating Committee Charter). A copy of the Fund’s Nominating Committee Charter and Procedures is not available on the Fund’s or Dreyfus’ website, but is attached as Exhibit B to this Proxy Statement.

     Compensation. The Fund typically pays its Board members its allocated portion of an annual retainer and a fee per meeting attended for the Fund and other funds in The Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. For information on the amount of compensation paid to each current Board member by the Fund for the Fund’s last fiscal year, and paid by all funds in The Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2012, see Exhibit A to this Proxy Statement.

     Board Member Emeritus Program. The Board has adopted an Emeritus Program to provide Board members who have served on the Board of one or more funds in The Dreyfus Family of Funds for an extended period of time and who have attained a certain age a means for assuming a less demanding role with the Fund while maintaining an ongoing relationship with the Fund. The Board has determined that the continued wise guidance and input such experienced Board members can provide merited the establishment of the Program. Under the Board Member Emeritus Program, for a Board member whose first service on the Board of any fund in The Dreyfus Family of Funds occurred before September 30, 2008, upon reaching age 72, such Board member is entitled to elect Emeritus status with respect to the Fund if he or she has served on the Board of the Fund for at least 10 years. Upon reaching age 80, Emeritus status is mandatory and becomes effective immediately, unless the Board member chooses to retire at that time. For a Board member whose first service on the Board of any fund in The Dreyfus Family of Funds occurs after September 30, 2008, upon reaching age 72, such Board member is entitled to elect Emeritus status with respect to the Fund if he or she has served on the Board of the Fund for at least 5 years. Upon reaching age 75, Emeritus status is mandatory and becomes effective immediately, unless the Board member chooses to retire at that time.

     An Emeritus Board member is permitted to serve as such for a maximum of 10 years from the date Emeritus status is achieved. An Emeritus Board member: (i) does not have voting rights with respect to matters pertaining to the Fund, and is relieved of all formal responsibilities with respect to the Fund; (ii) may attend all Board meetings, but is under no fiduciary obligation with respect to the Fund; (iii) is not subject to election by Fund shareholders; and (iv) is eligible to be indemnified to the fullest extent permitted under the Fund’s governing documents, as amended from time to time.

     Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member achieves Emeritus status and one-half the per meeting attendance fee in effect on the date of the meeting attended by the Emeritus Board member (the “Emeritus Fee”). For a Board member whose first service on the Board of any fund in The Dreyfus Family of Funds occurs after September 30, 2008, he or she will receive 50% of the Emeritus Fee, plus an additional 10% of the Emeritus Fee for each year of service between six and ten years as a Board member. Emeritus Board members are reimbursed for reasonable expenses incurred in connection with attending Board meetings.

     Fund Board Committees. The Fund has a standing Audit Committee, Nominating Committee, Compensation Committee and Litigation Committee, each of which is comprised of the Fund’s Independent Board members. For information on the number of committee meetings held during the Fund’s last fiscal year, see Exhibit A to this Proxy Statement.

     The function of the Fund’s Audit Committee is to (i) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance.

     The Fund’s Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration various factors listed in the Nominating Committee Charter, including character and integrity and business and professional experience. The Nominating Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the Nominating Committee Charter.

     The function of the Fund’s Compensation Committee is to establish the appropriate compensation for serving on the Board.

     The Litigation Committee seeks to address any potential conflicts of interest between the Fund and Dreyfus in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Fund and held or otherwise deemed to have a beneficial interest held by Dreyfus or its affiliate.

Required Vote

     The election of a Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Board members of the Fund.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that the Fund’s independent registered public accounting firm (the “independent auditors”) be selected by a majority of the Independent Board members of the Fund. One of the purposes of the Fund’s Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent auditors for the Fund. The Fund’s Audit Committee recommended, and the Fund’s Board, including a majority of its Independent Board members, approved, the selection of Ernst & Young LLP (“Ernst & Young”) as the Fund’s independent auditors for the Fund’s current fiscal year. Representatives of Ernst & Young are expected to be present at the Meeting and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions.

     Information regarding the audit and non-audit fees that the Fund was billed by its independent auditors for the Fund’s last two fiscal years is set forth in Exhibit A to this Proxy Statement.

Investment Adviser, Distributor and Transfer Agent

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund’s investment adviser.

     MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as the Fund’s distributor.

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as the Fund’s transfer and dividend disbursing agent.

Proxies, Quorum and Voting at the Meeting

     Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposal. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have a discretionary power to vote on the proposal) (together, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote “FOR” a Nominee.

     Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement and proxy card. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

     A quorum is constituted for the Fund by the presence in person or by proxy of the holders of thirty percent (30%) of the Fund’s outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

Expenses

     The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of Special Meeting of Shareholders and the accompanying proxy card, which is expected to total approximately $51,226, will be borne by the Fund. In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund may retain a proxy solicitor to assist in the solicitation of proxies primarily by contacting shareholders by telephone, which is expected to cost approximately $3,000, plus any out of pocket expenses, such cost to be borne by the Fund.

OTHER MATTERS

     The Board is not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote proxies in accordance with their judgment on such matters.

     Under the proxy rules of the Securities and Exchange Commission (the “SEC”), shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. Since the Fund does not have a regular annual meeting of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Fund a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

     Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: June 14, 2013

SCHEDULE 1

     Set forth below for each of CSPMMF and CSTMMF is information as to the number of shares of the Fund outstanding and those shareholders, if any, known by the Fund to own of record or beneficially 5% or more of a class of the Fund’s outstanding voting securities (including series thereof) as of April 30, 2013.

Name of Fund and
Number of Shares	name and address of	Amount of	Percentage of
Outstanding	shareholder	Shares Held	Shares Held

CSPMMF:
CZAXX –
Class A Shares
62,501,265.260
	CITIZENS BANK
	ATTN JEFFREY FLETCHER
	C/O INVESTMENT MANAGEMENT SERV
	870 WESTMINSTER ST
	PROVIDENCE RI 02903-4089	35,339,250.410	56.5417%

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 5TH FL
	200 LIBERTY ST 1 WORLD FIN CTR
	NEW YORK NY 10281	25,934,540.560	41.4944%

CZBXX –
Class B Shares
76,020,667.670
	CITIZENS BANK
	ATTN JEFFREY FLETCHER
	C/O INVESTMENT MANAGEMENT SERV
	870 WESTMINSTER ST
	PROVIDENCE RI 02903-4089	30,971,528.510	40.7409%

	CITIZENS INVESTMENT SERVICES
	CORP-SWEEP PA CITIZENS BANK
	CASH MGMT OPER ATTN JENNIFER COSTA
	1 CITIZENS DR
	MAIL STOP ROP140
	RIVERSIDE RI 02915-3019	21,691,741.420	28.5340%

	HARE & CO
	C/O BANK OF NEW YORK
	SHORT TERM INVESTMENT FUNDS
	111 SANDERS CREEK PARKWAY 2ND FL
	EAST SYRACUSE NY 13057-1382	11,435,194.700	15.0422%

Name of Fund and
Number of Shares	Name and Address of	Amount of	Percentage
Outstanding	Shareholder	Shares Held	Shares Held

CZBXX –
Class B Shares (cont’d)
76,020,667.670

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 5TH FL
	200 LIBERTY ST 1 WORLD FIN CTR
	NEW YORK NY 10281	11,135,220.020	14.6476%

CZCXX –
Class C Shares
28,521,246.180
	CITIZENS BANK
	ATTN JEFFREY FLETCHER
	C/O INVESTMENT MANAGEMENT SERV
	870 WESTMINSTER ST
	PROVIDENCE RI 02903-4089	20,883,382.600	73.2204%

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 5TH FL
	200 LIBERTY ST 1 WORLD FIN CTR
	NEW YORK NY 10281	7,599,529.680	26.6452%

CZDXX –
Class D Shares
19,814,669.300
	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 5TH FL
	200 LIBERTY ST 1 WORLD FIN CTR
	NEW YORK NY 10281	19,814,669.300	100.0000%

Name of Fund and
Number of Shares	Name and Address of	Amount of	Percentage of
Outstanding	Shareholder	Shares Held	Shares Held

CSTMMF:
CEAXX –
Class A Shares
212,073,287.310
	CITIZENS BANK
	ATTN JEFFREY FLETCHER
	C/O INVESTMENT MANAGEMENT SERV
	870 WESTMINSTER ST
	PROVIDENCE RI 02903-4089	202,572,410.180	95.5200%

CEBXX –
Class B Shares
177,405,262.620
	CITIZENS BANK
	ATTN JEFFREY FLETCHER
	C/O INVESTMENT MANAGEMENT SERV
	870 WESTMINSTER ST
	PROVIDENCE RI 02903-4089	150,813,670.100	85.0108%

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 5TH FL
	200 LIBERTY ST 1 WORLD FIN CTR
	NEW YORK NY 10281	12,937,622.360	7.2927%

CECXX –
Class C Shares
6,493,341.110
	CITIZENS BANK
	ATTN JEFFREY FLETCHER
	C/O INVESTMENT MANAGEMENT SERV
	870 WESTMINSTER ST
	PROVIDENCE RI 02903-4089	5,123,955.670	78.9109%

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 5TH FL
	200 LIBERTY ST 1 WORLD FIN CTR
	NEW YORK NY 10281	1,369,385.440	21.0891%

Name of Fund and
Number of Shares	Name and Address of	Amount of	Percentage of
Outstanding	Shareholder	Shares Held	Shares Held

CEDXX –
Class D Shares (cont’d)
456,907.370
	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT 5TH FL
	200 LIBERTY ST 1 WORLD FIN CTR
	NEW YORK NY 10281	456,907.370	100.0000%

EXHIBIT A

PART I

     Part I sets forth information regarding Board members’ ownership of Fund shares, the number of Board and committee meetings for the Fund’s last fiscal year and Board member compensation. Part I also sets forth information regarding the independent auditors’ fees as indicated.

Board Members’ Ownership of Fund Shares

     The table below indicates the dollar range of each current Board member’s (including the current Board member who is a Nominee) and Nominee’s ownership of shares of each Fund and the aggregate dollar range of shares of other funds in The Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2012.

	Dollar Range of Shares Held in		Dollar Range of Aggregate Holding of
Name of Board Member or Nominee	Each Fund		Funds in The Dreyfus Family of Funds
	CSPMMF	CSTMMF
Joseph S. DiMartino	None	None	Over $100,000
Clifford L. Alexander, Jr.	None	None	None
Gordon J. Davis	None	None	$50,001-$100,000
Whitney I. Gerard	None	None	Over $100,000
Nathan Leventhal	None	None	Over $100,000
Benaree Pratt Wiley	None	None	$50,001-$100,000

     As of December 31, 2012, none of the current Board members or Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

Number of Board and Committee Meetings

     The number of Board meetings and, where applicable, committee meetings, held by the Fund during the Fund’s last fiscal year are as follows:

	Number of	Number of	Number of	Number of
Number of	Audit Committee	Nominating	Compensation	Litigation Committee
Board Meetings	Meetings	Committee Meetings	Committee Meetings	Meetings
5	4	1	1	0

     During the Fund’s last fiscal year, each current Board member attended at least 75% of the aggregate of all of the meetings of the Board (held during the period he or she was a Board member) and 75% of the meetings held by a committee of the Board (during the period that he served). The Fund does not have a formal policy regarding Board members’ attendance at meetings of shareholders. Board members did not attend the last shareholder meeting for the Fund.

Board Member Compensation

     Annual retainer fees and meeting attendance fees are allocated among the Fund and certain other funds in The Dreyfus Family of Funds with the same persons serving as Board members on the basis of net assets. The aggregate amount of compensation paid to each current Board member and the Emeritus Board member by the Fund for the Fund’s last fiscal year, and by all funds in The Dreyfus Family of Funds for which such person was a Board member (the “Fund Complex”) during 2012.

	Aggregate Compensation	Total Compensation From the
Name of Board Member	From the Fund *	Funds and Fund Complex (**)
Joseph S. DiMartino	$25,938	$1,088,750	(163)
Clifford L. Alexander, Jr.	$20,750	$351,250	(45)
Whitney I. Gerard	$20,750	$192,500	(25)

* Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings.
** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member served in 2012.

Independent Auditors’ Fees

     Set forth below for the Fund’s last two fiscal years are the amounts billed to the Fund (or, in the case of (v), Service Affiliates (as defined below)) by the Fund’s independent auditors for (i) services rendered for the audit of the Fund’s annual financial statements or services that are normally provided by the independent auditors in connection with the statutory and regulatory filings or engagements for each of the last two fiscal years (“Audit Fees”); (ii) assurance and related services by the independent auditors that are reasonably related to the performance of the audit of the Fund’s financial statements, which are not reported under Audit Fees and which consisted of one or more of the following: (a) security counts required by Rule 17f-2 under the 1940 Act, (b) advisory services as to the accounting or disclosure treatment of Fund transactions or events and (c) advisory services as to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the SEC, the Financial Accounting Standards Board or other regulatory or standard-setting bodies (“Audit-Related Fees”); (iii) professional services rendered for tax compliance, tax planning and tax advice, which consisted of review or preparation of U.S. federal, state, local and excise tax returns (“Tax Fees”); (iv) other products and services provided (“All Other Fees”); and (v) non-audit services provided to the Fund and Service Affiliates (“Aggregate Non-Audit Fees”).

Fiscal Year		Audit-Related			Aggregate Non-Audit Fees Paid by the
Ended	Audit Fees	Fees	Tax Fees	All Other Fees	Fund and Service Affiliates*
4/30/12	$61,714	$24,000	$5,865	$275	$34,153,310
4/30/13	$63,188	$24,000	$6,426	$0	$46,010,490

*For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), none of such fees required pre-approval by the Audit Committee.

Note: None of the Audit-Related Fees, Tax Fees or All Other Fees referenced above were performed pursuant to waiver of pre-approval by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. None of the hours expended on the independent auditors’ engagement to audit the Fund’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent auditors’ full-time, permanent employees.

     Audit Committee Pre-Approval Policies and Procedures. The Fund’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of the independent auditors’ engagements for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the independent auditors’ independence. Pre-approvals pursuant to the Policy are considered annually.

     Independent Auditor Independence. The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval is compatible with maintaining the independent auditors’ independence.

PART II

Part II sets forth information relevant to the officers of the Fund.

Name (Age)
Position with the Fund (Since)	Principal Occupation During Past 5 Years
Bradley J. Skapyak (54)	Chief Operating Officer and a director of Dreyfus since June 2009;
President (2010)	from April 2003 to June 2009, Mr. Skapyak was the head of the
Investment Accounting and Support Department of Dreyfus. He is
an officer of 68 investment companies (comprised of 139 portfolios)
managed by Dreyfus.

J. Charles Cardona (57)	President and a Director of Dreyfus, Executive Vice President of the
Executive Vice President (2002)	Distributor, President of Dreyfus Institutional Services Division, and
an officer of 12 investment companies (comprised of 19 portfolios)
managed by Dreyfus.

James Windels (54)	Director – Mutual Fund Accounting of Dreyfus, and an officer of 68
Treasurer (2002)	investment companies (comprised of 165 portfolios) managed by
Dreyfus.

John Pak (45)	Chief Legal Officer of Dreyfus and Associate General Counsel and
Chief Legal Officer (2013)	Managing Director of BNY Mellon since August 2012; from March
2005 to July 2012, Managing Director of Deutsche Bank, Deputy
Global Head of Deutsche Asset Management Legal and Regional
Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 165 portfolios) managed by Dreyfus.

Janette E. Farragher (50)	Assistant General Counsel of BNY Mellon, and an officer of 69
Vice President and Secretary (2011)	investment companies (comprised of 165 portfolios) managed by
Dreyfus.

Kiesha Astwood (40)	Counsel of BNY Mellon, and an officer of 69 investment companies
Vice President and Assistant Secretary (2010)	(comprised of 165 portfolios) managed by Dreyfus.

James Bitetto (46)	Senior Counsel of BNY Mellon, and an officer of 69 investment
Vice President and Assistant Secretary (2005)	companies (comprised of 165 portfolios) managed by Dreyfus.

Joni Lacks Charatan (56)	Senior Counsel of BNY Mellon, and an officer of 69 investment
Vice President and Assistant Secretary (2005)	companies (comprised of 165 portfolios) managed by Dreyfus.

Joseph M. Chioffi (51)	Senior Counsel of BNY Mellon, and an officer of 69 investment
Vice President and Assistant Secretary (2005)	companies (comprised of 165 portfolios) managed by Dreyfus.

John B. Hammalian (49)	Senior Managing Counsel of BNY Mellon, and an officer of 69
Vice President and Assistant Secretary (2005)	investment companies (comprised of 165 portfolios) managed by
Dreyfus.

Name (Age)
Position with the Fund (Since)	Principal Occupation During Past 5 Years
Robert R. Mullery (61)	Managing Counsel of BNY Mellon, and an officer of 69 investment
Vice President and Assistant Secretary (2005)	companies (comprised of 165 portfolios) managed by Dreyfus.

Jeff S. Prusnofsky (48)	Senior Managing Counsel of BNY Mellon, and an officer of 69
Vice President and Assistant Secretary (2005)	investment companies (comprised of 165 portfolios) managed by
Dreyfus.

Richard S. Cassaro (54)	Senior Accounting Manager – Money Market and Municipal Bond
Assistant Treasurer (2008)	Funds of Dreyfus, and an officer of 69 investment companies
(comprised of 165 portfolios) managed by Dreyfus.

Gavin C. Reilly (44)	Tax Manager of the Investment Accounting and Support Department
Assistant Treasurer (2005)	of Dreyfus, and an officer of 69 investment companies (comprised of
165 portfolios) managed by Dreyfus.

Robert S. Robol (49)	Senior Accounting Manager – Fixed Income Funds of Dreyfus, and
Assistant Treasurer (2005)	an officer of 69 investment companies (comprised of 165 portfolios)
managed by Dreyfus.

Robert Salviolo (46)	Senior Accounting Manager – Equity Funds of Dreyfus, and an
Assistant Treasurer (2007)	officer of 69 investment companies (comprised of 165 portfolios)
managed by Dreyfus.

Robert Svagna (46)	Senior Accounting Manager – Equity Funds of Dreyfus, and an
Assistant Treasurer (2005)	officer of 69 investment companies (comprised of 165 portfolios)
managed by Dreyfus.

Matthew D. Connolly (40)	Anti-Money Laundering Compliance Officer of the Distributor since
Anti-Money Laundering Compliance Officer (2012)	October 2011; from March 2010 to September 2011, Global Head,
KYC Reviews and Director, UBS Investment Bank; until March
2010, AML Compliance Officer and Senior Vice President, Citi
Global Wealth Management. He is an officer of 64 investment
companies (comprised of 160 portfolios) managed by Dreyfus.

Joseph W. Connolly (56)	Chief Compliance Officer of Dreyfus and The Dreyfus Family of
Chief Compliance Officer (2004)	Funds (69 investment companies, comprised of 165 portfolios).

The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

PART III

Part III sets forth information about ownership of Fund shares by Nominees, current Board members and Fund officers.

As of April 30, 2013, none of the Nominees, current Board members or officers owned shares in the Fund.

EXHIBIT B

NOMINATING COMMITTEE CHARTER AND PROCEDURES

ORGANIZATION

The Nominating Committee (the “Committee”) of the Fund shall be composed solely of Directors/Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

  the character and integrity of the person;

  whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

  whether or not the person has any relationships that might impair his or her service on the Board;

  whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

  whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

  the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166. A nomination submission must include all information relating to the recommended

B-1

nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted: 2010

B-2

CSF-PROXY-13